D1 Provisions	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
D1 Provisions

Provisions

Provisions

	Restructuring	Customer related	Supplier related	Warranty	Share-based payments	Other	Total
2023

Opening balance	669	3,093	722	678	985	5,441	11,588
Additions	6,082	481	849	831	1,410	824	10,477
Balances regarding acquired business							–
Reversal of excess amounts	–112	–131	–416	–	–60	–821	–1,540
Charged to income statement							8,937
Utilization	–2,866	–541	–138	–547	–682	–3,792	–8,566
Reclassifications	–14	–	–57	–	–	7	–64
Translation differences	–39	–45	–6	–6	–69	–24	–189
Closing balance	3,720	2,857	954	956	1,584	1,635	11,706

Of which current provisions	2, 865	984	346	705	902	977	6,779
Of which non-current provisions	855	1,873	608	251	682	658	4,927

2022
Opening balance	639	3,440	1,231	1,074	1,591	1,529	9,504
Additions	400	1,024	561	368	303	4,129	6,785
Balances regarding acquired business	–	–	–	–	–	1,050	1,050
Reversal of excess amounts	–54	–585	–960	–120	–99	–220	–2,038
Charged to income statement							4,747
Utilization	–338	–824	–144	–646	–897	–1,724	–4,573
Reclassifications	–21	–31	32	–	–	595	575
Translation differences	43	69	2	2	87	82	285
Closing balance	669	3,093	722	678	985	5,441	11,588

Of which current provisions	448	1,215	198	572	642	4,554	7,629
Of which non-current provisions	221	1,878	524	106	343	887	3,959

Provisions will fluctuate over time depending on the business mix, market mix and technology shifts. Risk assessment in the ongoing business is performed monthly to identify the need for new additions and reversals. Management uses its best judgment to estimate provisions based on this assessment. Under certain circumstances, provisions are no longer required due to outcomes being more favorable than anticipated, which affect the provision balance as a reversal. In other cases, the outcome can be negative, and if so, a charge is recorded in the income statement.
For 2023, the total provision value is SEK 11.7 (11.6) billion, of which SEK 4.9 (4.0) billion is classified as non-current.
The significant restructuring provision additions of SEK 6.1 billion and utilization of SEK 2.9 billion is due to the cost-reduction
activities announced during the year. Other provisions utilization of SEK 3.8 billion includes the payment of USD 206.7 million (
approximately
SEK 2.2 billion) for the fine in relation to the resolution of previously announced, non-criminal,
alleged breaches under the deferred prosecution agreement (DPA) with the United States Department of Justice (DoJ). For more information, see note A1 “Material accounting policies” and note A2 “Critical accounting estimates and judgments” for key estimation uncertainty regarding timing and amount.
Restructuring provisions
Restructuring provisions relate to structural efficiency programs that are planned and controlled by management and have a material impact on either the scope of the business undertaken or the manner in which the business is conducted. Restructuring provisions in 2023 relate to the cost-reduction
 activities that have resulted in fundamental reorganizations of the impacted units. The scope of the structural efficiency measures involves service delivery, supply and manufacturing, R&D, and selling and administration expenses. Restructuring provisions are recognized based on the expected costs of the respective restructuring programs and primarily consist of personnel costs. Estimation uncertainty exists regarding the execution of the restructuring programs, which may
impact
the expected timing and realization of costs. Restructuring provisions are reviewed and adjusted regularly based on management’s best estimate. The expected timing and amount of outflows are dependent on whether the plan execution is in line with management’s assessment. The majority of the restructuring provision will be utilized within 1 year. For more information about the restructuring charges booked in the income statement, see note B3 “Expenses by nature.”
Customer-related provisions
Customer-related provisions mainly consist of provisions for losses on customer contracts. To measure the customer-related provisions, management estimates the unavoidable costs to fulfill the obligations under the customer contract. If the exit penalty is lower than the estimated costs to fulfill the contract, then the provision value is limited to the exit penalty value. The unavoidable costs to fulfill the contract sometimes differ from management’s estimates. Provisions raised for loss-making customer contracts are therefore regularly reviewed and adjusted based on the latest information available considering the realization of the costs estimated. The expected timing and amount of outflows are dependent on whether the customer contract execution is in line with management’s assessment. The majority of the customer-related provisions will be utilized over 5 years.
Supplier-related provisions
Supplier-related provisions are for supplier claims/guarantees based on the contractual obligations mostly relating to inventory. The provision is calculated by comparing the committed inventory purchases with the expected usage based on a forecast of sales volumes, and any excess is provided for based on an assessment of the risk of obsolescence. If the committed inventory is not required to be purchased, but a fee is chargeable by the vendor due to the failure to meet the committed volumes, then the provision is based on the expected fee to be incurred. Estimation uncertainty exists regarding the expected usage and sales volumes forecast and, if applicable, the assessment of the risk of obsolescence, as these are based on management’s expectations. When the committed inventory is purchased, the provision is reclassified from provisions to inventory allowances. The expected timing and amount of outflows are dependent on the actual outcome of the supplier claims and guarantees. The majority of the supplier-related provisions will be utilized over 2 years.
Warranty provisions
Warranty provisions are based on historic quality rates for established products as well as estimates regarding quality rates for new products and costs to remedy the various types of faults predicted. Uncertainty exists regarding the timing and amount as management utilizes the historical trends to estimate the warranty provisions as well as the cost to repair or replace, which may differ from the actual outcomes. New product warranty provisions require further estimation since historical information is not available. These provisions do not include costs for service in additions within customer contracts that are accounted for as separate performance obligations. The expected timing and amount of outflows are dependent on the actual product faults which may occur. The majority of the warranty provisions are expected to be utilized within 1 year.
Share-based payments provisions
Share-based payments provisions relate to cash-settled share-based programs and are based on the present period’s best estimate of the eventual pay-outs,
see note G3 “Share-based compensation” for more information. The uncertainty regarding outflows is relating to the fair value of the underlying instrument during the service period and expected fulfilment of the service conditions. Share-based payment provisions will be utilized according to the awards’ vesting dates and will be utilized over a period of 3 years.
Other provisions
Other provisions mostly relate to litigation and patent infringement disputes. Management regularly assesses the likelihood of any adverse outcomes relating to ongoing litigations and disputes, and if deemed probable then a provision is raised based on the best estimate of the expenditure required to settle with the counterpart. There is uncertainty in the final outcome and settlement, therefore management reviews the estimation regularly. Outflows relating to litigations are inherently uncertain regarding timing and amount, and therefore the majority of the provisions are classified as current, but outflows may happen over a number of years depending on when settlement is reached.